Exhibit 99.01

Immersion Provides Business and Financial Update

Correction to Proposal Deadline From Proxy

SAN JOSE, Calif.--(BUSINESS WIRE)--December 1, 2009--Immersion Corporation (NASDAQ:IMMR), the leading developer and licensor of touch feedback technology (http://www.immersion.com/corporate/) today provides a business update for investors, along with updates to the proxy.

“We understand that a lack of financial information from the company in recent months has been frustrating for our investors and we are providing as much information as we are able to at this time. Immersion remains a vibrant business and an important player in the rapidly growing and evolving ecosystem of touch-related products. As a leading innovator and holder of the largest portfolio of intellectual property related to haptics technology, we are very excited about the future of our company. We are fully committed to completing the investigation into prior revenue from our medical line of business as quickly as possible, and reporting our financial results for prior periods. Management is intently focused on returning this business to profitability and delivering strong returns for our stockholders,” said Vic Viegas, interim CEO.

Financial Update

Immersion is working diligently towards completing the internal investigation and bringing its SEC filings current as soon as practicable. Given the ongoing internal investigation, the Company has been unable to report its financial results since the first quarter of 2009. However, for the third quarter, ended September 30, 2009, Immersion’s cash balance, including short term investments was approximately $70 million. The Company had no debt at September 30, 2009. At the end of the third quarter, the Company had 126 employees, down from 166 at the end of the first quarter.

Proxy Update

As provided in the Company’s bylaws, the deadline for stockholders to submit proposals to be included on the agenda at the upcoming 2010 Annual Meeting and to submit proposals pursuant to Rule 14a-8 under the Securities Exchange Act is December 29, 2009. The proxy statement had referred to February 1 as the deadline.

In addition, as a result of the departure of Clent Richardson, the Board had decreased the size of the Board of Directors to six. Accordingly, there will be one Board seat up for election at the 2010 Annual Meeting.

Business Update

In recent months, Immersion has announced partnerships with a number of leading chip companies, including Cypress Semiconductor and Integrated Device Technology (IDT). The Company has also made its TouchSense® haptics technology available to developers on the new Nokia N900 mobile computer and recently joined the LiMo Foundation, a global consortium dedicated to creating the first open, hardware-independent, Linux-based operating system for mobile devices. And several new products have hit the market with Immersion’s TouchSense technology including, the Samsung DualView digital cameras, Samsung Behold II Android phone, the Logitech Flight System G940 force-feedback flight simulation controller, the Logitech G27 Racing Wheel, and the Rocketfish Rapid Fire Wireless Controller.

“Interest in Immersion’s haptics solutions is growing; design wins are high and our entire team is focused on working with our licensees to create exciting new products, driving new business and capturing the sizable opportunities in front of us. We look forward to moving past the investigation issues and re-engaging with our investors to discuss these exciting activities as quickly as possible,” concluded Viegas.

About Immersion (www.immersion.com)

Haptic (touch) technology is key to the future of user experience in digital devices. Founded in 1993, Immersion harnesses human touch to create user experiences that deliver a more compelling sense of the digital world. Using one of Immersion’s adaptable high fidelity haptic systems, partners can achieve a competitive advantage and greater revenue opportunities with products that are more intuitive, satisfying, efficient, and safe. With Immersion technology, world-class companies can deliver improved user experiences in products such as widely popular video games, leading video console gaming systems, advanced automotive driver controls, and award-winning mobile phones. Immersion manufactures its own line of medical simulators that incorporate touch technology. These virtual reality training tools, installed around the world, enable practitioners to improve their practice of sophisticated life-saving surgical procedures prior to operating on patients. With over 800 issued or pending patents in the U.S. and other countries, Immersion is the leading innovator in touch-enabled user experiences that bring the digital universe to life.

Forward-looking Statements

This press release contains “forward-looking statements” that involve risks and uncertainties, as well as assumptions that, if they never materialize or prove incorrect, could cause the results of Immersion Corporation and its consolidated subsidiaries to differ materially from those expressed or implied by such forward-looking statements.

All statements, other than the statements of historical fact, are statements that may be deemed forward-looking statements, including, but not limited to, statements related to interest in the Company’s technologies, design wins, future results and future market opportunities, and any statements or assumptions underlying any of the foregoing.

Immersion’s actual results might differ materially from those stated or implied by such forward-looking statements due to risks and uncertainties associated with Immersion’s business, which include, but are not limited to, the effects of the current macroeconomic climate; delay in or failure to achieve commercial demand for Immersion’s products or technologies; the fact that products into which our technology is designed may never be developed into commercial products; potentially lengthy sales cycles in seeking design wins; lengthy product development cycles; unanticipated difficulties and challenges encountered in product development efforts; the fact that the products into which Immersion’s technology is designed may never achieve commercial acceptance; the reliance of third parties to sell products incorporating Immersion’s technologies, and those third parties may not be able to achieve significant sales of the products; the potential for future IP litigation and the significant costs associated with any litigation; Immersion’s ability to attract and retain key personnel, particularly in light of recent management changes and restructurings; those risks resulting from Immersion's ongoing analysis of Immersion's accounting methods regarding revenue recognition; other accounting adjustments that may result from review of Immersion's financial statements for the periods in question; Immersion's ability to timely file any required amended periodic reports reflecting any restated financial statements; the ramifications of Immersion's potential inability to timely file required reports; potential and actual claims and proceedings relating to such matters, including stockholder litigation and action by the SEC or other governmental agencies; and negative tax or other implications for Immersion resulting from the accounting adjustments; and other factors. Many of these risks and uncertainties are beyond the control of Immersion.

For a more detailed discussion of these factors, and other factors that could cause actual results to vary materially, interested parties should review the risk factors listed in our most current Form 10-Q, which is on file with the U.S. Securities and Exchange Commission. The forward-looking statements in this press release reflect our beliefs and predictions as of the date of this release. We disclaim any obligation to update these forward-looking statements as a result of financial, business, or any other developments occurring after the date of this release.

Immersion, the Immersion logo and TouchSense are trademarks of Immersion Corporation in the United States and other countries. All other trademarks are the property of their respective owners.

(IMMR – C)

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